UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2023

Kalera Public Limited Company

(Exact name of registrant as specified in its charter)

Republic of Ireland	001-41439	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kalera Public Limited Company

7455 Emerald Dunes Dr., Suite 2100

Orlando, FL, 32822

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 407 559 5536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value	KAL	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Ordinary Share for $1,150.00 per share	KALWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 4, 2023, Kalera, Inc. an indirect wholly owned subsidiary of Kalera Public Limited Company (“Kalera PLC” or the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas seeking relief under Chapter 11 of Title 11 of the United States Code.

On April 6, 2023, Kalera PLC received a delisting notification from Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that Nasdaq would suspend trading of the Company’s common stock as of the opening of business on April 17, 2023. The notification indicates that Nasdaq intends to file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”) to effect the delisting after the applicable Nasdaq appeal and review periods have expired. Nasdaq’s determination was based on the following: (i) Under Listing Rule 5101, the Company is a public shell and that the continued listing of its securities is no longer warranted; and (ii) the Company has not filed its Form 10-K for the fiscal year ended December 31, 2022 with the Securities and Exchange Commission and NASDAQ, therefore failing to comply with NASDAQ’s Listing Rule 5250(c)(2) for continued listing. In addition, since the Company’s common stock is subject to delisting, the Company’s warrants listed under symbol KALWW no longer qualify for listing under Listing Rule 5560(a). At this time, the Company does not anticipate appealing Nasdaq’s determination.

On April 10, 2023, the Company issued a press release announcing that the Company received the delisting notification from NASDAQ. The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this current report on Form 8-K.

Exhibit	Description of Exhibit

99.1	Press Release, dated April 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALERA PUBLIC LIMITED COMPANY
Dated April 10, 2023
	By:	/s/ Fernando Cornejo
	Name:	Fernando Cornejo
	Title:	Chief Financial Officer